SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                 _______________

                                     FORM 8-K

                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) October 12, 2001
                                                  ---------------------------

                     Dial Thru International Corporation
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                (Exact name of registrant as specified in charter)


         Delaware                      0-22636               75-2461665
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 (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)           File Number)         Identification No.)


 700 South Flower Street, Suite 2950, Los Angeles, California          90017
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 (Address of principal executive offices)                          (Zip Code)



 Registrant's telephone number, including area code     (213) 627-7599
                                                   --------------------------

                                    Not Applicable
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          (Former name or former address, if changed since last report.)

 Item 2.    ACQUISITION OR DISPOSITION OF ASSETS
 ------    ------------------------------------

      (a) On October 12, 2001, Dial Thru International Corporation ("Dial Thru") completed the acquisition from Rapid Link, Inc. ("Rapid Link") of certain assets and executory contracts of Rapid Link, USA, Inc. ("Rapid Link USA") and 100% of the common stock of Rapid Link Telecommunications, GMBH, ("Rapid Link Germany") pursuant to the terms of a Stock and Asset Purchase Agreement dated as of September 18, 2001 (the "Purchase Agreement").

      The assets acquired consist of all of the assets, tangible or intangible, of Rapid Link USA, excluding cash and cash equivalents, accounts receivable, customer deposits, and specific network equipment not currently used in the operations of Rapid Link USA.

       In accordance with the terms of the Purchase Agreement, the consideration consisted of $2,000,000 in cash payments to Rapid Link, and 600,000 newly issued Dial Thru shares, the value of which is guaranteed by Dial Thru to be no less than $300,000 at the time of the registration of the shares, which must be completed no more than 90 days after the close of the transaction. In accordance with the Purchase Agreement, Dial Thru will either (i) issue additional shares to Rapid Link in excess of the 600,000 Shares; or (ii) pay to Rapid Link additional cash consideration, so that the minimum value of the consideration received is $300,000. Of the total cash consideration, $300,000 is subject to a final calculation (the "Final Payment") to be completed on or before December 15, 2001. In addition, John Jenkins, Chief Executive Officer of Dial Thru, has placed 1,000,000 shares of common stock owned by Mr. Jenkins into escrow to guarantee payment of amounts owed, if any, after calculation of the Final Payment.

       The cash and number of shares to be issued to Rapid Link was determined considering the value of the assets of Rapid Link USA and business of Rapid Link Germany acquired after reviewing the financial statements of Rapid Link USA and Rapid Link Germany, an in depth review specifically of the fixed assets and network deployment, and arms-length negotiations with Rapid Link's executive management.

       At the time of the acquisition, there was no material relationship between Rapid Link (including their officers, directors and shareholders) and Dial Thru or any of its affiliates, any officer or director of Dial Thru, or any associate of any such officer or director.

       The sources of funds for the cash portion of the consideration were existing internal cash reserves and proceeds from the October 2001 sale and issuance of Dial Thru's 10% Convertible Notes due October 2003 to Dial Thru's Chief Executive Officer, Chief Financial Officer, and Executive Vice President.

       (b) At the time of the acquisition, Rapid Link USA and Rapid Link Germany were engaged in providing integrated data and voice communications, primarily in Europe and Asia. They operated their businesses primarily from facilities in Atlanta, Georgia, and Mannheim, Germany. Dial Thru presently intends to use the assets acquired from Rapid Link USA, and intends for Rapid Link Germany, as an operating subsidiary of Dial Thru, to continue to engage in the business in substantially the same manner and for the same purpose.


 Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
 ------   ---------------------------------

      (a) Financial Statements of Business Acquired.
          -----------------------------------------
        The financial statements required to be filed will be filed as an amendment to this Form 8-K under cover of Form 8-K/A on or before December 28, 2001.

      (b) Pro Forma Financial Information
          ---------------------------------

           The pro forma financial information required to be filed will be
 filed     as an amendment to this Form 8-K under cover of Form 8-K/A on or before December 28, 2001.

      (c) Exhibits.
        ---------
         The following documents are filed as an exhibit to this report:

       Exhibit No.               Description of Documents
       -----------  --------------------------------------------------------

         2.1 Stock and Asset Purchase Agreement, dated as of September 18, 2001, by and among Rapid Link USA, Inc., Rapid Link Inc., and Dial Thru International Corporation.

         2.2 First Amendment to Stock and Asset Purchase Agreement, dated as of September 21, 2001 by and among Rapid Link USA, Inc., Rapid Link Inc., and Dial Thru International Corporation.

         2.3 Second Amendment to Stock and Asset Purchase Agreement, dated as of October 12, 2001, by and among Rapid Link USA, Inc., Rapid Link Inc., and Dial Thru International Corporation.

        99.1 Press Release dated October 17, 2001 announcing the completion of the acquisition of Rapid Link, Inc.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Dial Thru International Corporation
                                          (Registrant)

 Date: October 26, 2000                   By:  /s/ Allen Sciarillo
                                               -----------------------
                                               Allen Sciarillo
                                               Chief Financial Officer



                                  EXHIBITS INDEX
                                  --------------

         Exhibit                        Description of Documents
         -------          --------------------------------------------------

         2.1 Stock and Asset Purchase Agreement, dated as of September 18, 2001, by and among Rapid Link USA, Inc., Rapid Link Inc., and Dial Thru International Corporation.

         2.2 First Amendment to Stock and Asset Purchase Agreement, dated as of September 21, 2001 by and among Rapid Link USA, Inc., Rapid Link Inc., and Dial Thru International Corporation.

         2.3 Second Amendment to Stock and Asset Purchase Agreement, dated as of October 12, 2001, by and among Rapid Link USA, Inc., Rapid Link Inc., and Dial Thru International Corporation.

        99.1 Press Release dated October 17, 2001 announcing the completion of the acquisition of Rapid Link, Inc.